Adaptive Funds
Each a series of the
Starboard Investment Trust

PROSPECTUS
October 1, 2020

This prospectus contains information about the Adaptive Funds that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor Cavalier Investments, LLC d/b/a Adaptive Investments 12600 Deerfield Drive, Suite #100 Alpharetta, GA 30004
Adaptive Hedged Income Fund (formerly, Adaptive Income Fund) Institutional Class Shares CADTX Class C Shares CADAX Class A Shares CAADX	Adaptive Fundamental Growth Fund (formerly, Cavalier Fundamental Growth Fund) Institutional Class Shares CAFGX Class C Shares CFGAX Class A Shares CFDAX
Adaptive Growth Opportunities Fund (formerly, Cavalier Growth Opportunities Fund) Institutional Class Shares CATEX Class C Shares CATDX Class A Shares CAGOX	Adaptive Hedged High Income Fund (formerly, Cavalier Hedged High Income Fund) Institutional Class Shares CHIIX Class C Shares CAHIX Class A Shares CHHAX
Adaptive Tactical Economic Fund (formerly, Cavalier Tactical Economic Fund) Institutional Class Shares CMSFX Class C Shares CMSYX Class A Shares CAVMX	Adaptive Tactical Rotation Fund (formerly, Cavalier Tactical Rotation Fund) Institutional Class Shares CTROX Class C Shares CATOX Class A Shares CAVTX

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by the regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website at https://www.nottinghamco.com/fundpages/Adaptive, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/Adaptive.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

TABLE OF CONTENTS
Page
FUND SUMMARIES	2
Adaptive Hedged Income Fund	2
Adaptive Fundamental Growth Fund	13
Adaptive Growth Opportunities Fund	21
Adaptive Hedged High Income Fund	29
Adaptive Tactical Ecnomic Fund	39
Adaptive Tactical Rotation Fund	47
IMPORTANT ADDITIONAL INFORMATION	55
Purchase and Sale of Fund Shares	55
Tax Information	55
Payments to Broker-Dealers and Other Financial Intermediaries	55

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISK	56
Investment Objectives	56
Principal Investment Strategies for the Funds	56
Adaptive Hedged Income Fund	56
Adaptive Fundamental Growth Fund	58
Adaptive Growth Opportunities Fund	59
Adaptive Hedged High Income Fund	60
Adaptive Tactical Economic Fund	61
Adaptive Tactical Rotation Fund	62
Non-Principal Investment Strategies for the Funds	62
Adaptive Growth Opportunities Fund and Adaptive Tactical Rotation Fund	62
Adaptive Tactical Economic Fund	63
Principal Investment Risks for the Funds	63
Non-Principal Investment Risks for the Funds	77
Adaptive Growth Opportunities Fund and Adaptive Tactical Rotation Fund	77
Disclosure of Portfolio Holdings	78
Temporary Defensive Positions	78

MANAGEMENT OF THE FUNDS	79
Investment Advisor	79
Investment Sub-Advisors	81
Adaptive Hedged Income Fund	82
Adaptive Growth Opportunities Fund	82
Distributor	83

INVESTING IN THE FUNDS	84
Purchase Options	84
Institutional Class Shares	85
Class A Shares	85
Class C Shares	87
Purchase and Redemption Price	88
Buying or Selling Shares Through a Financial Intermediary	89
Purchasing Shares	89

Redeeming Shares	91
Frequent Purchases and Redemptions	94
Shareholder Statements and Reports	95
OTHER IMPORTANT INFORMATION	96
Dividends, Distributions, and Taxes	96
Financial Highlights	97
Additional Information	Back Cover

SUMMARY
ADAPTIVE HEDGED INCOME FUND

INVESTMENT OBJECTIVES
The Adaptive Hedged Income Fund (formerly, the Adaptive Income Fund) (the “Fund”) seeks total return through a combination of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page  82 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.83%	0.83%	0.83%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.84%	2.84%	2.09%
Less Fee Waiver and/or Expense Limitation[2]	(0.58)%	(0.58)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.26%	2.26%	1.51%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$128	$522	$941	$2,111
Class C	$329	$825	$1,448	$3,125
Class A	$597	$1,022	$1,472	$2,718
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$128	$522	$941	$2,111
Class C	$229	$825	$1,448	$3,125
Class A	$597	$1,022	$1,472	$2,718
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 9.52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of total return by investing in other investment companies, including mutual funds and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in fixed income securities based upon institutional research. These investments may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high yield-high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, real estate investment trusts, preferred securities, global debt securities, and dividend paying equity investments. The Fund’s allocation of its assets into various asset classes will depend on the views of the Advisor as to the best value relative to what is currently presented in the marketplace.
The Fund may invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”), bonds of issuers in default, and unrated bonds. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk). The Fund will not be limited in its investments by sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). The Advisor utilizes research and valuation metrics to determine which fixed income asset classes have the greatest potential for producing positive performance and income, with a focus on capturing upside performance while protecting against loss. Valuation metrics are measures of a company’s performance, financial health and prospects for future earnings by comparing the market’s opinion (share price) to actual reported earnings to help predict a company’s prospects. The fixed income Portfolio Funds are selected based on liquidity, cost, and tracking error (degree to which a passive ETF follows its index). The dividend paying equity Portfolio Funds are selected based on dividend yield, and diversification.  When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Advisor will sell a portfolio security when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Mortgage-Backed Securities Risk. Mortgage-backed securities risk refers to the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. The liquidity of mortgage-backed securities can change significantly over time.
Asset-Backed Securities Investment Risk. Asset-backed securities risk is the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Fund Investing Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor’s ability to select Portfolio Funds and effectively allocate fund assets among them.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Performance for the periods shown below prior to February 12, 2018, is based on the prior investment strategy utilized by the Fund. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective October 1, 2020. Performance information for periods prior to October 1, 2020 does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/801.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/803.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/875.htm for the Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.28% (quarter ended March 31, 2016), and the Fund’s lowest quarterly return was -1.48% (quarter ended June 30, 2013). The Fund’s year-to-date return as of June 30, 2020, was -2.90%.
Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception[1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	4.48% 2.82% 2.52%	4.02% 2.53% 2.42%	3.06% 1.91% 1.86%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees and expenses)	8.72%	3.05%	3.65%
Class C Shares Before taxes	3.34%	2.97%	2.04%
1. October 2, 2009 for Institutional Class Shares and February 18, 2011 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager. The Fund’s portfolio manager is Scott Wetherington.  Mr. Wetherington has provided services to the Fund since October 2020.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

ADAPTIVE FUNDAMENTAL GROWTH FUND
INVESTMENT OBJECTIVES
The Adaptive Fundamental Growth Fund (formerly, the Cavalier Fundamental Growth Fund) (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 82 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.46%	0.46%	0.46%
Interest Expense on securities on margin	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[1,2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.48%	2.48%	1.73%
Less Fee Waiver and/or Expense Limitation3	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.27%	2.27%	1.52%
1.  Restated and estimated to reflect the Fund’s current fees.
2. “Acquired Fund Fees and Expenses: are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.

3. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets  of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$447	$788	$1,750
Class C	$330	$753	$1,302	$2,800
Class A	$598	$951	$1,328	$2,382
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$447	$788	$1,750
Class C	$230	$753	$1,302	$2,800
Class A	$598	$951	$1,328	$2,382
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 72.71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in domestic stocks that the Advisor believes to have above-average growth potential relative to their peers. The Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund invests principally in domestic common stocks and is not limited in its investments by market capitalization.  The Fund may invest in other investment companies, including mutual funds and exchange traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”).
The Advisor utilizes a screening and selection process to build a portfolio of quality domestic growth stocks, which includes a select group of growth stocks that the Advisor believes have the potential for revenue growth rates higher than their peers.
First, the Advisor employs quantitative analysis of individual stock metrics in order to select stocks with quality and/or growth characteristics.  Quality metrics may include earnings variability, return on equity, and debt to equity ratio.  Growth metrics may include revenue growth rates and companies with above average earnings growth.  Second, the Advisor will select approximately 30-40 stocks from this universe with an emphasis on companies that the Advisor believes may have a competitive advantage (such as strong products in industries with high barriers to entry), sustainable earnings growth rates, growth of free cash flow, and/or potential for a high return on capital.  This selection of 30-40 holdings is constructed to diversify across sectors and industries where current opportunities are viewed as favorable.  The portfolio is generally equally weighted based on the security’s market value.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs).  In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress.  The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
The Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio.  As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  The Fund’s investments in shares of common stock, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective September 7, 2020. Performance information for periods prior to September 7, 2020 does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at http://www.ncfunds.com/fundpages/872.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/873.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/877.htm for the Class A Shares.

 Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 17.05% (quarter ended March 31, 2019) and the Fund’s lowest quarterly return was -25.65% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 30, 2020 was -0.42%.

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception1
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	29.49% 29.47% 16.69%	6.80% 6.17% 5.46%	8.22% 7.70% 6.75%
Morningstar Moderate Aggressive Target Risk TR Index[2] (reflects no deductions for fees and expenses)	22.95%	7.96%	7.80%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	26.76%	8.87%	8.53%
Class C Shares Before taxes	28.14%	5.75%	7.43%
Class A Shares Before taxes	29.21%	N/A	-0.37%
1 October 17, 2013 for Institutional Class Shares March 13, 2018 for Class A Shares, and November 4, 2013 for Class C Shares.
2. In prior prospectuses, the Fund compared its performance against the S&P Global Broad Market TR Index. The Advisor believes the Morningstar Moderate Aggressive Target Risk TR Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the S&P Global Broad Market TR Index as the Fund will utilize a hedge overlay and may result in higher allocations to cash or other hedges not included in the S&P Global Broad Market TR Index and, therefore, the Morningstar Moderate Aggressive Target Risk TR Index will replace the S&P Global Broad Market TR Index in future comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington with Adaptive Investments. Mr. Wetherington has provided services to the Fund since June 2020.  For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

ADAPTIVE GROWTH OPPORTUNITIES FUND
INVESTMENT OBJECTIVES
The Adaptive Growth Opportunities Fund (formerly, the Cavalier Growth Opportunities Fund) (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 82 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.57%	0.57%	0.57%
Interest Expense on securities on margin	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.88%	2.88%	2.13%
Less Fee Waiver and/or Expense Limitation[2]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.56%	2.56%	1.81%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50%  of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$160	$561	$987	$2,176
Class C	$360	$863	$1,491	$3,182
Class A	$626	$1,058	$1,515	$2,777
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$160	$561	$987	$2,176
Class C	$260	$863	$1,491	$3,182
Class A	$626	$1,058	$1,515	$2,777
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 319.85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) that invest in equity securities of any market capitalization of issuers from a number of countries throughout the world, including emerging market countries. In addition to its indirect investments, the Fund may also invest in individual large cap equities, fixed income securities, and cash and cash equivalents directly. The Fund is considered “diversified” under the 1940 Act.
The strategy primarily utilizes ETFs and equities but may also use fixed income securities to diversify the Fund’s asset classes. The Manager uses a top-down approach to identify sectors that the manager believes will produce strong performance relative to the overall market and makes investments to capitalize on these market predictions. Top-down investing is an investment analysis approach that involves looking first at the macro picture of the economy, and then looking at the smaller factors in finer detail. After looking at the big-picture conditions around the world, the manager then examines the general market conditions followed by particular industry sectors to select those sectors that it predicts will outperform the market. When the manager deems it appropriate to position the portfolio defensively, this strategy considers cash to be an asset class and will allocate a significant percentage to direct investments in cash and cash equivalents. The fixed income securities in which the Fund will invest will be investment grade and may be of any duration or maturity.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets. The Portfolio Funds in which the Fund invests will have investment objectives similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  Investments in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.

Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
Fixed Income Risk.  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Interest rates are currently at historical lows, which may impact the Fund’s risk profile. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in its portfolio.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Foreign Securities and Emerging Markets Risk. Foreign securities have investment risks different from those associated with domestic securities. The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.
Investment Advisor Risk.  The portfolio manager’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk.  The portfolio manager will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk. Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk.  Investments in securities of small-cap and mid-cap companies involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at http://www.ncfunds.com/fundpages/863.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/864.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/878.htm for the Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 13.90% (quarter ended March 31, 2019) and the Fund’s lowest quarterly return was
-14.72% (quarter ended December 31, 2018).  The Fund’s year-to-date return as of June 30, 2020 was 7.08%.

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception1
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	23.72% 22.27% 13.40%	8.83% 7.89% 6.81%	10.23% 9.38% 8.21%
Morningstar Moderate Aggressive Target Risk TR Index[2] (reflects no deductions for fees and expenses)	22.95%	7.96%	8.95%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	26.76%	8.87%	10.13%
Class C Shares Before taxes	22.41%	7.73%	9.42%
Class A Shares Before taxes	23.40%	N/A	5.74%
1. September 20, 2012 for Institutional Class Shares, April 16, 2018 for Class A Shares, and September 26, 2012 for Class C Shares.
2. In prior prospectuses, the Fund compared its performance against the S&P Global Broad Market TR Index. The Advisor believes the Morningstar Moderate Aggressive Target Risk TR Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the S&P Global Broad Market TR Index as the Fund will utilize a defensive overlay and may result in higher allocations to cash or other investments not included in the S&P Global Broad Market TR Index and, therefore, the Morningstar Moderate Aggressive Target Risk TR Index will replace the S&P Global Broad Market TR Index in future comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Investment Sub-Advisor. Bluestone Capital Management, LLC (the “Sub-Advisor” or “Bluestone”), serves as the Fund’s investment sub-advisor.
Portfolio Manager. The Fund’s portfolio manager is Brian Shevland.  Mr. Shevland has provided services to the Fund since September 2018.

For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

ADAPTIVE HEDGED HIGH INCOME FUND
INVESTMENT OBJECTIVES
The Adaptive Hedged High Income Fund (formerly, the Cavalier Hedged High Income Fund) (the “Fund”) seeks to achieve current income and real return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 82 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.07%	1.07%	1.07%
Acquired Fund Fees and Expenses[1]	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	2.34%	3.34%	2.59%
Less Fee Waiver and/or Expense Limitation[2]	(0.82)%	(0.82)%	(0.82)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.52%	2.52%	1.77%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2.  Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$652	$1,176	$2,613
Class C	$355	$951	$1,670	$3,576
Class A	$622	$1,145	$1,693	$3,185
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$652	$1,176	$2,613
Class C	$255	$951	$1,670	$3,576
Class A	$622	$1,145	$1,693	$3,185
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 136.88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), Limited Partnerships, convertible fixed income securities, and large capitalization equity securities, including preferred stocks, that the Advisor believes will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.

The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities. Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are exchange-traded funds (“ETFs”) that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk). The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments including ETFs that invest in treasury bonds, ETNs and leveraged and inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Advisor will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. Decisions by the Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency The Fund will be subject to the following principal risks:
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade, or debt instruments that are unrated and determined by the Advisor to be of comparable quality, are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Equity Securities Risk. Investments by the Portfolio Funds in equity securities may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
MLPs Risk. An investment in MLPs involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. In addition, certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
ETF Investing Risk.  The Fund’s investment in exchange-traded funds (“ETFs”) may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in the Fund’s portfolio.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund. The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective October 1, 2020. Performance information for periods prior to October 1, 2020 does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/854.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/855.htm for the Class C Shares, http://www.ncfunds.com/fundpages/879.htm for the Class A Shares.

Institutional Class
Calendar Year Returns
During the periods shown in the bar chart above the Fund’s highest quarterly return was 7.12% (quarter ended March 31, 2017) and the Fund’s lowest quarterly return was -5.38% (quarter ended December 31, 2018).  The Fund’s year-to-date return as of June 30, 2020 was -3.16%.

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception1
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	13.17% 11.29% 7.41%	4.65% 3.05% 2.87%	4.72% 2.72% 2.70%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	12.56%	5.80%	5.54%
Class C Shares Before taxes	11.67%	3.61%	3.77%
1. September 20, 2012 for Institutional Class Shares and September 26, 2012 for Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington with Adaptive Investments.  Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

ADAPTIVE TACTICAL ECONOMIC FUND
INVESTMENT OBJECTIVES
The Adaptive Tactical Economic Fund (formerly, the Cavalier Tactical Economic Fund) (the “Fund”) seeks total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 82 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.50%	1.53%	1.58%
Acquired Fund Fees and Expenses[1]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	2.61%	3.64%	2.94%
Less Fee Waiver and/or Expense Limitation[2]	(1.25)%	(1.28)%	(1.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.36%	2.36%	1.61%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$138	$692	$1,273	$2,851
Class C	$339	$997	$1,775	$3,815
Class A	$606	$1,199	$1,816	$3,474
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$138	$692	$1,273	$2,851
Class C	$239	$997	$1,775	$3,815
Class A	$606	$1,199	$1,816	$3,474
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 141.55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.

The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research. Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. The Fund will be subject to the following principal risks:

Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/860.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/861.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/880.htm for Class A Shares.

 Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 6.91% (quarter ended March 31, 2019) and the Fund’s lowest quarterly return was -7.80% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 30, 2020 was -13.17%%.

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception1
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	17.04% 16.40% 9.64%	6.57% 5.20% 4.76%	8.11% 6.70% 6.07%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	31.49%	11.70%	13.86%
Class C Shares Before taxes	15.89%	5.52%	7.21%
Class A Shares Before taxes	16.87%	N/A	10.40%
1. September 20, 2012, for Institutional Class Shares, October 18, 2018 for Class A Shares, and September 26, 2012, for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington. Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

ADAPTIVE TACTICAL ROTATION FUND
INVESTMENT OBJECTIVES
The Adaptive Tactical Rotation Fund (formerly, the Cavalier Tactical Rotation Fund) (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 82  and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 37.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.80%	0.80%	0.80%
Acquired Fund Fees and Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.95%	2.95%	2.20%
Less Fee Waiver and/or Expense Limitation[2]	(0.55)%	(0.55)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.40%	2.40%	1.65%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$143	$559	$1,001	$2,230
Class C	$343	$861	$1,504	$3,232
Class A	$610	$1,057	$1,529	$2,829
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$143	$559	$1,001	$2,230
Class C	$243	$861	$1,504	$3,232
Class A	$610	$1,057	$1,529	$2,829
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2020, the Fund’s portfolio turnover rate was 624.45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.

The Advisor utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization. The Advisor will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.
The Advisor uses and investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  Investments by the Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Portfolio Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Portfolio Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.

ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk. Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/851.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/852.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/881.htm for Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 7.57% (quarter ended March 31, 2019) and the Fund’s lowest quarterly return was -11.42% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 30, 2020, was -11.87%.

Average Annual Total Returns Periods Ended December 31, 2019	Past 1 Year	Past 5 Years	Since Inception1
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	13.83% 12.52% 7.83%	4.70% 3.64% 3.46%	7.22% 5.82% 5.34%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	313.49%	11.70%	13.83%
Class C Shares Before taxes	12.73%	3.67%	6.33%
Class A Shares Before taxes	13.65%	N/A	5.55%
September 20, 2012 for Institutional Class Shares, April 2, 2018 for Class A Shares, and September 26, 2012 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager.  The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington. Mr. Wetherington has provided services to the Fund since January 2020.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 55 of the prospectus.

IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for the Adaptive Hedged Income Fund, Adaptive Fundamental Growth Fund, Adaptive Growth Opportunities Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Economic Fund, and Adaptive Tactical Rotation Fund (collectively, the “Funds” and individually each a “Fund”) and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
The Funds’ shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Funds by mail, facsimile, telephone, and bank wire. Purchase and redemption orders of Fund shares by mail should be sent to the Adaptive Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase and redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase and redemption orders on their behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangement will generally be taxed later upon withdrawal of assets from those accounts.
PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds, and their related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below. These investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective takes effect.
Fund	Investment Objective
Adaptive Hedged Income Fund (formerly, Adaptive Income Fund)	Total return through a combination of capital appreciation and current income.
Adaptive Fundamental Growth Fund (formerly, Cavalier Fundamental Growth Fund)	Capital appreciation.
Adaptive Growth Opportunities Fund (formerly, Cavalier Growth Opportunities Fund)	Capital appreciation.
Adaptive Hedged High Income Fund (formerly, Cavalier Hedged High Income Fund)	Current income and real return.
Adaptive Tactical Economic Fund (formerly, Cavalier Tactical Economic Fund)	Total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
Adaptive Tactical Rotation Fund (formerly, Cavalier Tactical Rotation Fund)	Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Adaptive Hedged Income Fund
The Advisor seeks to achieve the Fund’s investment objective of total return by investing primarily in other investment companies, including mutual funds and exchange-traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in fixed income securities based upon institutional research. These investments may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high-yield, high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, real estate investment trusts, preferred securities, and global debt securities. The Fund’s allocation of its assets into various asset classes will depend on the views of the Advisor as to the best value relative to what is currently presented in the marketplace.
The Fund may invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”), bonds of issuers in default, and unrated bonds. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond's price will drop as interest rates rise (and the greater the interest rate risk). As a general rule, for every 1% change in interest rates (increase or decrease), a bond’s price will change approximately 1% in the opposite direction, for every year of duration.  The Fund will not be limited in its investments by sector criteria and may invest in foreign securities, including foreign securities in emerging markets.

The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the profitability of a recession within the next several months based on leading economic indicators). The Advisor utilizes research and valuation metrics to determine which fixed income asset classes have the greatest potential for producing positive performance and income, with a focus on capturing upside performance while protecting against asset loss. The Advisor’s research includes momentum factors on various fixed income sectors measured over both short-and long-term periods to create a ranking methodology.  Research also includes technical indicators such as moving averages for additional risk control.  Valuation metrics are measures of a company’s performance, financial health, and prospects for future earnings by comparing the market’s opinion (share price) to actual reported earnings to help predict a company’s prospects. When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, ETNs, and leveraged and inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Advisor will sell a portfolio security when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Fundamental Growth Fund
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in domestic stocks that the Advisor believes to have above-average growth potential relative to their peers. The Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the 1940 Act.
The Fund invests principally in domestic common stocks and is not limited in its investments by market capitalization.  The Fund may invest in other investment companies, including mutual funds and exchange traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”).
The Advisor utilizes a screening and selection process to build a portfolio of quality domestic growth stocks, which includes a select group of growth stocks that the Advisor believes have the potential for revenue growth rates higher than their peers.
First, the Advisor employs quantitative analysis of individual stock metrics in order to select stocks with quality and/or growth characteristics. Quality metrics may include earnings variability, return on equity, and debt to equity ratio.  Growth metrics may include revenue growth rates and companies with above average earnings growth.  Second, the Advisor will select approximately 30-40 stocks from this universe with an emphasis on companies that the Advisor believes may have a competitive advantage (such as strong products in industries with high barriers to entry), sustainable earnings growth rates, growth of free cash flow, and/or potential for a high return on capital.  This selection of 30-40 holdings is constructed to diversify across sectors and industries where current opportunities are viewed as favorable.  The portfolio is generally equally weighted based on the security’s market value.

The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs).  In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress. The Advisor views market stress as increased levels of volatility and a higher risk of loss as potential for larger drawdowns in equity markets. The Advisor uses several factors in determining when to allocate to the risk management strategy and hedge against potential higher risk of loss in equity markets. These factors include models that use technical indicators measuring momentum and breadth (the number of stocks advancing relative to the number of stocks declining in a given index) in equity markets. Additional models measure increased levels of market volatility that may indicate potential market stress. The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
The Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio. As a result of its strategy, the Fund may have a relatively high level or portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions cost and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Growth Opportunities Fund
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in Portfolio Funds that invest in equity securities of any market capitalization of issuers from a number of countries throughout the world, including emerging market countries. In addition to its indirect investments, the Fund may also invest in individual large cap equities, fixed income securities, and cash and cash equivalents directly. The Fund is considered “diversified” under the 1940 Act.
The strategy primarily utilizes ETFs and equities but may also use fixed income securities to diversify the Fund’s asset classes. The Manager uses a top-down approach to identify sectors that the manager believes will produce strong performance relative to the overall market and makes investments to capitalize on these market predictions. Top-down investing is an investment analysis approach that involves looking first at the macro picture of the economy, and then looking at the smaller factors in finer detail. After looking at the big-picture conditions around the world, the manager then examines the general market conditions followed by particular industry sectors to select those sectors that it predicts will outperform the market. When the manager deems it appropriate to position the portfolio defensively, this strategy considers cash to be an asset class and will allocate a significant percentage to direct investments in cash and cash equivalents. The fixed income securities in which the Fund will invest will be investment grade and may be of any duration or maturity.

The portfolio manager will track a variety of asset categories (including commodities and currencies) in order to select securities for the Fund’s portfolio. The manager will combine top down analysis with bottom up analysis for security selection. The top down analysis focuses on key cycles that influence the market environment. The bottom up analysis includes an analysis of the fundamentals of sectors, which focuses on earnings growth and profitability metrics. The portfolio manager will select securities within sectors that capture these insights and may include foreign and domestic securities and commodity-related securities.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets. The Portfolio Funds in which the Fund invests will have investment objectives similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Hedged High Income Fund
The Advisor seeks to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in MLPs, REITs, Limited Partnerships, convertible fixed income securities, and large capitalization equity securities, including preferred stocks, that the Advisor believes will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.
The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities.  Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are ETFs that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond's price will drop as interest rates rise (and the greater the interest rate risk). As a general rule, for every 1% change in interest rates (increase or decrease), a bond’s price will change approximately 1% in the opposite direction, for every year of duration.  The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.

The Advisor uses an investment model for analyzing market trends. He investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the profitability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the fund may utilize defensive investments including ETFs that invest in treasury bonds, ETNs and leveraged inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions. The Advisor’s research for determining unfavorable market conditions includes a price momentum model and moving averages on the high yield fixed income sector. The Fund’s allocation will have a core allocation to high yield for 70% of the portfolio and generally up to 30% of the Fund’s assets could be used to protect the core holdings during unfavorable market conditions.
The Advisor will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. Decisions by the Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.

Adaptive Tactical Economic Fund
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.

The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research. Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Tactical Rotation Fund
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.
The Advisor utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization.  The Advisor will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.

The Advisor uses and investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
NON-PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Adaptive Growth Opportunities Fund
The Fund may invest in put options and use market index positions as option collateral.  Such investments will be less than 10% of the Fund’s assets and will not be a principal strategy.

Adaptive Tactical Rotation Fund
The Fund may invest in put options and use market index positions as option collateral.  Such investments will be less than 10% of the Fund’s assets and will not be a principal strategy.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs). In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress. The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
Adaptive Tactical Economic Fund
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model. When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.

When the Advisor deems is appropriate to position the portfolio defensively, the Fund may allocate a significant percentage of its assets to US short to intermediate duration treasuries, cash, and cash equivalents. When adding US treasuries, cash, or cash-equivalents, the Advisor will be simultaneously reducing equity exposure.
PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
	Hedged Income Fund	Fundamental Growth Fund	Growth Opportunities Fund	Hedged High Income Fund	Tactical Economic Fund	Tactical Rotation Fund
Asset-Backed Securities Investment	X
Cash and Cash Equivalents	X	X	X	X
Common Stock		X	X		X	X
Control of Portfolio Funds	X	X	X	X	X	X
Convertible Securities	X			X
Corporate Debt Securities	X			X
COVID-19	X	X	X	X	X	X
Credit	X
Cybersecurity	X	X	X	X	X	X
Equity Securities		X	X	X	X	X
ETF Investing	X	X	X	X	X	X
ETN	X			X		X
Fixed Income	X		X	X
Foreign Securities and Emerging Markets	X		X	X
Fund Investing	X	X	X		X	X
High-Yield	X			X
Inflation	X			X
Interest Rate	X			X

	Hedged Income Fund	Fundamental Growth Fund	Growth Opportunities Fund	Hedged High Income Fund	Tactical Economic Fund	Tactical Rotation Fund
Inverse ETF		X
Investment Advisor	X	X	X	X	X	X
Large-Cap Securities		X	X	X	X	X
Leveraged and Inverse ETFs	X			X		X
LIBOR	X
Liquidity	X
Managed Volatility	X	X		X
Management			X
Market	X	X	X	X	X	X
MLPs				X
Mortgage-Backed Securities	X
Portfolio Turnover	X	X	X	X	X	X
Preferred Equity	X			X
Quantitative Model		X	X			X
Rating Agencies	X
REIT	X			X
Small-Cap and Mid-Cap Securities		X	X		X	X
U.S. Government Securities	X

Asset-Backed Securities Investment Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities in the Fund invests may have underlying assets. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that may, or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Commodities Risk.  The Fund and Portfolio Funds may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor of each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Portfolio Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Portfolio Fund could realize an additional $2 per share by converting its fixed income securities.  Convertible securities have lower yields than comparable fixed income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund or Portfolio Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  Higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, like trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  Insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), and other similar global instruments.  ADRs are generally issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  GDRs are generally issued by a foreign branch of an international bank that evidence ownership of foreign underlying securities.  Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk.  The Fund and the Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The Funds’ and the Portfolio Funds’ use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor or the Portfolio Funds’ investment advisor and may not be available at the time or price desired. The Fund’s and the Portfolio Funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund or the Portfolio Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund or the Portfolio Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s or the Portfolio Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund or Portfolio Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
When the Fund or a Portfolio Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund or the Portfolio Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Advisor. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives costlier, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. These regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  An investment in an ETF is an investment in another investment company and therefore the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs in the Fund’s portfolio will be borne by the Fund.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
Fixed Income Risk.  Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment).  These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.  When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  Interest rates are currently at historical lows, which may impact the Fund’s risk profile. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.
Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund or a Portfolio Fund with significant investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

The Fund and Portfolio Funds may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Portfolio Funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the inverse ETF’s possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Portfolio Funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraged and Inverse ETFs.   Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Libor Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Illiquid investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such investments. Illiquid investments are also more difficult to value, especially in challenging markets. The Sub-Advisor’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Many of the Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund.
The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.
Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.

The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board.
Mortgage-Backed Securities Risk. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency. The liquidity of mortgage-backed securities can change significantly over time. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage, and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and loses on residential mortgage loans generally increased in the last decade and potentially could begin to increase again. Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities.
In addition, the liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may be unable to dispose of such investments at a desirable time or at the value the Fund has placed on the investment. Because mortgage-backed securities may be less liquid than other securities, the Funds may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic U.S. conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Fund and Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
Quantitative Model Risk.  Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater risk than investing in larger and more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies are usually less marketable and, therefore, more volatile than securities of larger, more established companies or the market in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  Small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may be more vulnerable than larger companies to adverse business or economic developments, the risk exists that the companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
NON-PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
Adaptive Growth Opportunities Fund and Adaptive Tactical Rotation Fund
Risks from Purchasing Options.  If a put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor’s success in implementing the Fund’s strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
DISCLOSURE OF PORTFOLIO HOLDINGS
A full description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
TEMPORARY DEFENSIVE POSITIONS
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, that Fund may not be able to achieve its investment objective.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISOR
The Funds’ investment advisor is Cavalier Investments, LLC d/b/a Adaptive Investments, of 12600 Deerfield Drive, Suite #100, Alpharetta, Georgia 30004 (the “Advisor”).  The Advisor was established in 2015 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor manages the investment portfolio and business affairs of the Fund pursuant to an investment advisory agreement between the Trust and the Advisor, with respect to the Fund (the “Investment Advisory Agreement”).  As of May 31, 2020, the Advisor had approximately $244 million in assets under management.
The Advisor intends to primarily utilize an investment sub-advisor in seeking the investment objective of the Adaptive Growth Opportunities Fund. The Advisor will be responsible for monitoring and overseeing the investment sub-advisor, including the monitoring of risk and the continual validation of the sub-advisor and investment strategy. The Advisor may directly manage a portion of the portfolio of the Adaptive Growth Opportunities Fund from time to time. Such directly managed portion of the respective Fund’s portfolio will be less than 10% of the Fund’s assets and will not be a principal strategy.

Each of the Funds are wholly or partially managed by the Advisor. The Advisor and sub-advisor, as applicable to their managed assets, are responsible for the selection of broker-dealers through which the Funds execute portfolio transactions.
During the period between June 1, 2015, and July 31, 2015, FolioMetrix, LLC, was the investment adviser to the Funds. From August 1, 2015, until August 19, 2015, a previous investment advisor served the Funds, Compass Capital Corporation. Compass Capital Corporation sponsored the creation of the current Advisor. The Advisor underwent a change in control in August 2016, at which time a new advisory agreement was approved by the Board and its shareholders.
Manager-of-Managers Order. The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on the Funds’ average daily net assets at the following annual rates:

Fund	Rate
Adaptive Hedged Income Fund	1.00%
Adaptive Fundamental Growth Fund	1.00%
Adaptive Growth Opportunities Fund	1.00%
Adaptive Hedged High Income Fund	1.00%
Adaptive Tactical Economic Fund	1.00%
Adaptive Tactical Rotation Fund	1.00%
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its fees and to assume other expenses so that the total annual operating expenses of each Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than the amounts set forth in the table below of the average daily net assets of the Institutional, Class A, and Class C shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2021 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Operating Expense Limit
Fund	Institutional	Class A	Class C
Adaptive Hedged Income Fund	1.25%	1.50%	2.25%
Adaptive Fundamental Growth Fund	1.25%	1.50%	2.25%
Adaptive Growth Opportunities Fund	1.25%	1.50%	2.25%
Adaptive Hedged High Income Fund	1.25%	1.50%	2.25%
Adaptive Tactical Economic Fund	1.25%	1.50%	2.25%
Adaptive Tactical Rotation Fund	1.25%	1.50%	2.25%
For the fiscal year ended May 31, 2020, the Funds paid the Advisor management fees (after waivers) as a percentage of each Funds’ average daily net assets, as follows:
Fund	Net Advisory Fee Received
Adaptive Hedged Income Fund	0.41%
Adaptive Fundamental Growth Fund	0.80%
Adaptive Growth Opportunities Fund	0.68%
Adaptive Hedged High Income Fund	0.18%
Adaptive Tactical Economic Fund	0.00%
Adaptive Tactical Rotation Fund	0.46%
Disclosure Regarding Approval of Investment Advisory Agreement.  A discussion regarding the Trustees’ basis for approving the investment advisory agreement for the Funds can be found in the Funds’ annual report to shareholders for the period ended May 31, 2020.  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.

Portfolio Managers.  Each portfolio manager is jointly and primarily responsible for the day-to-day management of the applicable Fund’s portfolio. The portfolio manager(s) assigned to each individual Fund are as follows:
Fund	Portfolio Manager	Advisor/Sub-Advisor
Adaptive Hedged Income Fund	Scott Wetherington	Advisor
Adaptive Fundamental Growth Fund	Scott Wetherington	Advisor
Adaptive Growth Opportunities Fund	Brian Shevland	Bluestone Capital Management, LLC
Adaptive Hedged High Income Fund	Scott Wetherington	Advisor
Adaptive Tactical Economic Fund	Scott Wetherington	Advisor
Adaptive Tactical Rotation Fund	Scott Wetherington	Advisor
Scott Wetherington is a portfolio manager for the Adaptive Hedged Income Fund, Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Economic Fund, and Adaptive Tactical Rotation Fund. Scott has served as chief investment officer of Cavalier Investments LLC d/b/a Adaptive Investments since 2016. Prior to Adaptive Investments, Scott served as senior portfolio manager and chief investment strategist for Linder Capital Advisors from 2009 to 2016.  Scott also holds the chartered financial analyst designation (CFA) and is a member of the Atlanta Society of Finance and Investment Professionals.
A description of the business experience of the other portfolio managers are described below in “Investment Sub-Advisors.” The Funds’ Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio manager(s), and the portfolio managers’ ownership of shares of the Fund.
INVESTMENT SUB-ADVISORS
Each Sub-Advisor serves pursuant to an investment sub-advisory agreement with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees. As compensation for the sub-advisory services each provides to the Fund, the Advisor pays the Sub-Advisor a portion of the management fees that the Advisor receives from the Fund. Each Sub-Advisor is a registered investment advisor.
For the fiscal year ended May 31, 2020, the Advisor paid the respective Sub-Advisor management fees as a percentage of each Fund’s average daily net assets, as follows:

Fund	Rate
Adaptive Hedged Income Fund[1]	0.25%
Adaptive Fundamental Growth Fund[2]	0.23%
Adaptive Growth Opportunities Fund	0.30%
Adaptive Tactical Rotation Fund[3]	0.12%
1. Buckhead Capital Management, LLC stopped serving as sub-advisor to the Adaptive Hedged Income Fund effective October 1, 2020.
2. As of June 2, 2020, Navellier & Associates, Inc. was no longer being compensated under the Sub-Advisory Agreement with the Sub-Advisor and the Sub-Advisor ceased providing services under the Sub-Advisory Agreement as of June 15, 2020.
3. Julex Capital Management, LLC stopped serving as sub-advisor to the Adaptive Tactical Rotation Fund effective January 13, 2020.
Adaptive Growth Opportunities Fund

The investment sub-advisor for the Adaptive Growth Opportunities Fund is Bluestone Capital Management, LLC, located at 37 West Ave, Suite 201, Wayne, PA 19087. Bluestone focuses on loss aversion, with strategies designed to improve the predictability and stability of returns. Bluestone provides a variety of strategies for separate accounts, as well as alternative solutions for individuals and institutional clients.
Portfolio Manager.  The Fund’s portfolio manager is Brian Shevland. Mr. Shevland has provided services to the Fund since September 2018.
Brian Shevland co-founded Bluestone and has served as the chief executive officer of Bluestone since 2010. Prior to his time with Bluestone, Mr. Shevland founded and managed Shevland Capital, an investment management business where he focused his efforts on tactical asset allocation strategies based on his theory that diversification alone does not provide significant enough protection against major market downturns. Mr. Shevland graduated with a B.S. in Business from the Honors Scholars Program at the University of North Carolina at Wilmington and studies International Finance at the University of Roehampton in London, England.
Disclosure Regarding Approval of Sub-Advisory Agreements.  A discussion regarding the Trustees’ basis for approving the sub-advisory agreement for the Adaptive Hedged Income Fund, Adaptive Fundamental Growth, and Adaptive Growth Opportunities Fund can be found in the Funds’ annual report to shareholders for the period ended May 31, 2019.  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.
DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”), is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of such Fund’s shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or others.

Rule 12b-1 Distribution Plan. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Under the Funds’ Distribution Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A Shares for shareholder services and distribution related expenses. Under the Funds’ Distribution Plan related to the Class C Shares, each Fund may pay an annual rate of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

INVESTING IN THE FUNDS
PURCHASE OPTIONS
Through this prospectus, the Funds offer three different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs.  You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.
Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.
Institutional Class Shares
•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
•	No purchase maximum per transaction.
•	No conversion.
Class A Shares
•	A 4.50% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
Class C Shares
•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	$1,000 minimum initial investment.
•	Purchase maximum per transaction of $500,000.
•	Automatic conversion to Institutional Class Shares seven years after purchase.
When you purchase shares of a Fund, you must choose a share class.  If none is chosen, your investment will be made in Institutional Class Shares.
Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information.  Further information is available free of charge by calling the Funds at 1-800-773-3863.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts may depend whether you purchase your shares directly from the Funds or through a financial intermediary.
Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.
In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.
INSTITUTIONAL CLASS SHARES
Institutional Class Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $1,000 The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
CLASS A SHARES
Class A Shares are sold subject to a maximum sales charge of 4.50% so that the term “offering price” includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000. The minimum additional investment is $50. Each Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may re-allow it in the form of dealer discounts and brokerage commissions as follows:
Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Reallowance As % Of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.00%	3.09%	2.50%
$250,000 to $500,000	2.50%	2.56%	2.00%
$500,000 and above	1.00%	1.01%	0.50%

Reduced Sales Charges. Consistent with the policies of this prospectus, certain investors may be eligible to pay a lower sales charge. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:
Rights of Accumulation. The sales charge applicable to a current purchase of Class A shares of the Funds is determined by adding the purchase price of Class A shares to be purchased to the aggregate value (at current offering price) of Class A shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made that would so qualify.
Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund’s Shares Application. Information about the “Letter of Intent” procedure is contained in the Statement of Additional Information.
In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge.  An investor may be required to provide the Funds, the Distributor, or their broker-dealer certain information to verify eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding a Fund’s shares eligible to be aggregated that are in all accounts held directly with the Funds by the investor; (ii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with broker-dealers by the investor; and (iii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with the Funds or with any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.  See the Statement of Additional Information for additional information on reduced sales charges.
Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.
For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

CLASS C SHARES
Class C Shares are sold at net asset value. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $1,000.  The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.  The maximum purchase per transaction is $500,000.
Contingent Deferred Sales Charges.  If you redeem your Class C Shares within the first year of purchase, you may be subject to a contingent deferred sales charge.  The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:
Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1.00%
Second and Following	None
The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%.  The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services.  The Distributor may also retain a portion of the contingent deferred sales charge.
To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period.  Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.
The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances.  See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.
If you hold Class C Shares for seven years, they will automatically convert to Institutional Class Shares.  Institutional Class Shares are not subject to the distribution and service plan (Rule 12b-1) fees of 1.00%.  Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

PURCHASE AND REDEMPTION PRICE
Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received by a Fund or it’s designated agent in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund’s NAV per share for each class of shares is calculated by dividing the value of that Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  To the extent that the Funds hold portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Funds do not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share for each class of shares is at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.
The pricing and valuation of portfolio securities is determined in good faith by a valuation committee in accordance with the Funds’ policies and procedures established by, and under the direction of, the Board.  In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation.
Pursuant to policies adopted by the Board, the Advisor consults with the Funds’ Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board (or the Funds’ valuation committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures.  The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. To the extent the Funds invest in other open-end investment companies that are registered under the 1940 Act, the Funds’ net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Fund.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced based on the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE close will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.
PURCHASING SHARES
You may purchase shares of the Funds on any day on which the NYSE is open for trading. Purchases of Fund shares can be made from the Funds by mail, facsimile, telephone, or bank wire. In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds. These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Funds and their Administrator and transfer agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

Adaptive Funds
[Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your social security number or taxpayer identification number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares based on the then-current net asset value. The minimum additional investment is $50.  Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Exchange Feature.  You may exchange shares of the Funds for shares of the same class of any other series of the Trust that is a mutual fund advised by the Advisor and offered for sale in the state in which you reside.  Shares may be exchanged for shares of the same class of any other series of the Trust that is a mutual fund at the net asset value.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.
The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.
Share Certificates.  The Funds do not issue share certificates.  Evidence of ownership of shares is provided through entry in a Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened, and the investor’s money will not be invested until the Funds receive this required information.  In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.
REDEEMING SHARES
You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. The Funds may also suspend redemptions, if permitted by the 1940 Act; (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of their portfolio securities are not reasonably practicable for the Funds to fairly determine the value of their assets; or (iii) for such other periods as the SEC may order permit for the protection of the Funds’ shareholders.

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Adaptive Funds
[Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number, class of shares, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund and class of shares;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Funds. See “Signature Guarantees” below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, which may include requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the applicable Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Call or write the Funds for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a value of less than $250 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice.  If the shareholder brings his account value up to at least $250 during the notice period, the account will not be redeemed.  Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge. Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem shares by payment in kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Funds.  The securities will be chosen by the Funds, may be either a pro rata payment of each of the securities held by the Funds or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at each Fund’s election.
Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for: (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers.  The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:
•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Class C Shares pursuant to a systematic withdrawal plan.
•	Mandatory distributions from a tax-deferred retirement plan or IRA.
If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds.  Such waiver requests must be made at the time of redemption.
Reinstatement Privilege.  If you sell Class C Shares of the Funds, you may reinvest some or all of the proceeds in Class C Shares within 90 days without a contingent deferred sales charge.  Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge.  This privilege can only be used once per calendar year.  If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to a Fund’s other shareholders. These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for some of the portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board has adopted a policy that is intended to discourage frequent trading by shareholders.  The Funds do not accommodate frequent trading.  Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading. The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders. In addition to this discretionary policy, a Fund will also limit investments from any shareholder account that, on two or more occasions during a 60-calendar day period, purchases and redeems shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in such Fund for at least 30 calendar days after the second redemption transaction.

The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds. Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Fund will send you various account statements and reports, including:
•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Funds, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.
With e-Delivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-800-773-3863 or visit https://www.nottinghamco.com/fundpages/Adaptive to sign up for e-Delivery.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Distributions from the Funds’ net investments income (other than qualified dividend income), including distributions out of the Funds’ net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Funds of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Funds that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Funds. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Funds satisfy certain holding period requirements in respect of the stock of such corporations.
Dividends received by the Funds from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.
The Funds will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, and capital gains distributions, if any, will generally be paid annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who: (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Funds are required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
FINANCIAL HIGHLIGHTS
The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial data in the tables has been audited by BBD, LLP, an independent registered accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders. The annual report is incorporated by reference into the Statement of Additional Information, both of which are available, free of charge, upon request, from the Funds.

ADAPTIVE HEDGED INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$10.29	$10.12	$10.42	$9.98	$9.98
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.31 (0.47) (0.16)	0.43 0.17 0.60	0.38 (0.18) 0.20	0.38 0.46 0.84	0.10 (0.00)(f)(g) 0.10
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.34) -- -- (0.34)	(0.43) -- -- (0.43)	(0.33) -- (0.17) (0.50)	(0.40) -- -- (0.40)	(0.10) -- -- (0.10)
Net Asset Value, End of Year	$9.79	$10.29	$10.12	$10.42	$9.98
Total Return (a)	(1.62)%	6.07%	1.93%	8.54%	1.02%
Net Assets, End of Year (in thousands)	$42,354	$14,767	$4,822	$4,498	$7,063
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(d)	1.83% 1.25% 3.04%	2.88% 1.25% 4.19%	4.03% 1.25% 3.75%	3.90% 1.29% 3.68%	2.04% 0.94% (e) 0.98% (e)
Portfolio Turnover Rate	9.52%	27.78%	99.44%	110.84%	246.74%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)  Does not include expenses of the investment companies in which the Fund invests.
(c)  Calculated using the average shares method.
(d)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)  Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f)  Less than $0.01 per share.
(g)  The amount of net realized and unrealized gain (loss) on investments per share for the year ended May 31, 2016, does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of shares in relation to fluctuating market values.

ADAPTIVE HEDGED INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (g)	Year ended May 31, 2016 (g)
Net Asset Value, Beginning of Year	$9.91	$9.75	$10.07	$9.67	$9.70
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.20 (0.45) (0.25)	0.31 0.17 0.48	0.25 (0.16) 0.09	0.29 0.42 0.71	(0.01) 0.01(f) (0.00)
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.23) -- -- (0.23)	(0.32) -- -- (0.32)	(0.24) -- (0.17) (0.41)	(0.31) -- -- (0.31)	(0.03) -- -- (0.03)
Net Asset Value, End of Year	$9.43	$9.91	$9.75	$10.07	$9.67
Total Return (a)	(2.58)%	4.97%	0.94%	7.46%	0.05%
Net Assets, End of Year (in thousands)	$4,147	$4,002	$2,749	$2,204	$1,422
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(d)	2.84% 2.25% 2.10%	3.84% 2.25% 3.17%	5.07% 2.25% 2.54%	5.27% 2.28% 2.96%	3.17% 2.12%(e) (0.14)%(e)
Portfolio Turnover Rate	9.52%	27.78%	99.44%	110.84%	246.74%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)  Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) The amount of net realized and unrealized gain (loss) on investments per share for the year ended May 31, 2016, does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of shares in relation to fluctuating market values.
(g) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$12.61	$16.06	$13.69	$11.58	$12.77
Income (Loss) from Investment Operations Net investment income (loss)(c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.02) 1.04 1.02	(0.01) (2.43) (2.44)	(0.06) 3.05 2.99	0.03 2.10 2.13	0.01 (1.19) (1.18)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.01) -- (0.01)	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)	(0.01) -- (0.01)
Net Asset Value, End of Year	$13.62	$12.61	$16.06	$13.69	$11.58
Total Return (a)	8.05%	(13.63)%	22.23%	18.42%	(9.21)%
Net Assets, End of Year (in thousands)	$74,999	$80,299	$102,233	$63,142	$45,453
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets (b)(e)	0.01% 1.47%(f) 1.25%(f) (0.13)%	-- 1.39% 1.25% (0.07)%	-- 1.39% 1.25% (0.39)%	-- 1.55% 1.18% 0.29%	-- 1.51% 1.11%(d) 0.05%(d)
Portfolio Turnover Rate	72.71%	122.27%	124.11%	135.58%	172.08%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(e) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Includes interest expense.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (e)	Year ended May 31, 2016 (e)
Net Asset Value, Beginning of Year	$12.01	$15.51	$13.38	$11.42	$12.72
Income (Loss) from Investment Operations Net investment loss (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.14) 0.98 0.84	(0.15) (2.34) (2.49)	(0.20) 2.95 2.75	(0.06) 2.04 1.98	(0.11) (1.18) (1.29)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.01) -- (0.01)	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)	(0.01) -- (0.01)
Net Asset Value, End of Year	$12.84	$12.01	$15.51	$13.38	$11.42
Total Return (a)	6.95%	(14.47)%	20.92%	17.37%	(10.11)%
Net Assets, End of Year (in thousands)	$2,381	$2,641	$3,028	$2,423	$7,582
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets (b) Net Investment Loss to Average Net Assets (b)(f)	0.01% 2.47%(g) 2.25%(g) (1.13)%	-- 2.39% 2.25% (1.07)%	-- 2.39% 2.25% (1.39)%	-- 2.49% 2.13% (0.51)%	-- 2.51% 2.11%(d) (0.96)%(d)
Portfolio Turnover Rate	72.71%	122.27%	124.11%	135.58%	172.08%
 (a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(e) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Includes interest expenses.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Class A Shares
 (For a Share Outstanding during the period or fiscal year ended)
	Year ended May 31, 2020	Year ended May 31, 2019	Period ended May 31, 2018 (j)
Net Asset Value, Beginning of Period	$7.56	$10.25	$10.00
Income (Loss) from Investment Operations Net investment loss (e) Net realized and unrealized gain on investments Total from Investment Operations	(0.03) 0.63 0.60	(0.03) (1.65) (1.68)	(0.00)(h) 0.25 0.25
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.01) -- (0.01)	-- (1.01) (1.01)	-- -- --
Net Asset Value, End of Period	$8.15	$7.56	$10.25
Total Return (c)(g)	7.87%	(13.95)%	2.50% (b)
Net Assets, End of Period (in thousands)	$909	$607	$478
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(f)	0.01% 1.72%(k) 1.50%(k) (0.37)%	-- 1.64% 1.50% (0.30)%	-- 1.72%(a) 1.47%(a) (0.20)%(a)
Portfolio Turnover Rate	72.71%	122.27%	124.11%(b)(i)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Calculated using the average shares method.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Does not include impact of sales charge, if any.
(h) Less than $0.01 per share.
(i) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(j) For the period from March 13, 2018 (Date of Initial Public Investment) through May 31, 2018.
(k) Includes interest expense.

ADAPTIVE GROWTH OPPORTUNITIES FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$15.55	$17.45	$14.56	$11.81	$13.13
Income (Loss) from Investment Operations Net investment income (loss) (d) Net realized and unrealized gain (loss) on Investments Total from Investment Operations	0.01 2.69 2.70	0.01 (0.93) (0.92)	(0.08) 2.99 2.91	0.05 2.73 2.78	0.05 (1.22) (1.17)
Less Distributions from: Net investment income Net realized gains Total Distributions	- (0.47) (0.47)	(0.82) (0.16) (0.98)	(0.02) -- (0.02)	(0.03) -- (0.03)	-- (0.15) (0.15)
Net Asset Value, End of Year	$17.78	$15.55	$17.45	$14.56	$11.81
Total Return (a)	17.50%	(4.37)%	19.98%	23.53%	(8.92)%
Net Assets, End of Year (in thousands)	$59,869	$53,013	$37,778	$22,149	$8,113
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets (b)(c)	0.01% 1.58%(f) 1.26%(f) 0.07%	- 1.57% 1.27% 0.08%	- 1.81% 1.35% (0.52)%	- 2.56% 1.24% 0.39%	- 1.22% 0.91%(e) 0.41%(e)
Portfolio Turnover Rate	319.85%	268.30%	491.30%	439.72%	284.69%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) Includes interest expense.

ADAPTIVE GROWTH OPPORTUNITIES FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (f)	Year ended May 31, 2016 (f)
Net Asset Value, Beginning of Year	$14.79	$16.81	$14.22	$11.61	$13.04
Income (Loss) from Investment Operations Net investment loss (d) Net realized and unrealized gain (loss) on Investments Total from Investment Operations	(0.14) 2.53 2.39	(0.15) (0.89) (1.04)	(0.28) 2.89 2.61	(0.01) 2.65 2.64	(0.07) (1.21) (1.28)
Less Distributions from: Net investment income Net realized gains Total Distributions	- (0.47) (0.47)	(0.82) (0.16) (0.98)	(0.02) -- (0.02)	(0.03) -- (0.03)	-- (0.15) (0.15)
Net Asset Value, End of Year	$16.71	$14.79	$16.81	$14.22	$11.61
Total Return (a)	16.29%	(5.28)%	18.35%	22.73%	(9.84)%
Net Assets, End of Year (in thousands)	$1,236	$1,013	$1,079	$871	$6,160
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(c)	0.01% 2.58%(g) 2.25%(g) (0.91)%	- 2.57% 2.27% (0.94)%	- 2.81% 2.35% (1.80)%	- 2.91% 2.14% (0.09)%	- 2.22% 1.84%(e) (0.56)%(e)
Portfolio Turnover Rate	319.85%	268.30%	491.30%	439.72%	284.69%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares, There were no other changes to this class of shares.
(g) Includes interest expense.

ADAPTIVE GROWTH OPPORTUNITIES FUND
Class A Shares
 (For a Share Outstanding during the Fiscal Year or Period Ended)
	Year ended May 31, 2020	Year ended May 31, 2019	Period ended May 31, 2018 (h)
Net Asset Value, Beginning of Period	$8.56	$10.15	$10.00
Income (Loss) from Investment Operations Net investment loss (e) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.03) 1.47 1.44	(0.03) (0.58) (0.61)	(0.02) 0.17 0.15
Less Distributions from: Net investment income Net realized gains Total Distributions	-- (0.47) (0.47)	(0.82) (0.16) (0.98)	-- -- --
Net Asset Value, End of Period	$9.53	$8.56	$10.15
Total Return (f)(i)	17.06%	(4.45)%	1.50% (b)
Net Assets, End of Period (in thousands)	$987	$367	$10
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets (c) Net Expenses to Average Net Assets (c) Net Investment Loss to Average Net Assets (c)(d)	0.01% 1.83%(i) 1.51%(i) (0.39)%	-- 1.82% 1.52% (0.28)%	-- 2.00%(a) 1.60%(a) (1.59)%(a)
Portfolio Turnover Rate	319.85%	268.30%	491.30%(b)(g)
(a) Annualized.
(b) Not annualized.
(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Calculated using the average shares method.
(f) Does not include impact of sales charge, if any.
(g) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(h) For a share outstanding during the period from April 16, 2018 (Date of Initial Public Investment) through May 31, 2018.
(i) Includes interest expense.
(j) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

ADAPTIVE HEDGED HIGH INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$9.66	$9.82	$10.20	$9.25	$9.63
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.34 0.02 0.36	0.39 (0.10) 0.29	0.42 (0.37) 0.05	0.27 0.88 1.15	0.27 (0.41) (0.14)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.34) -- (0.34)	(0.45) -- (0.45)	(0.43) -- (0.43)	(0.20) -- (0.20)	(0.20) (0.04) (0.24)
Net Asset Value, End of Year	$9.68	$9.66	$9.82	$10.20	$9.25
Total Return (a)	3.75%	3.02%	0.52%	12.45%	(1.40)%
Net Assets, End of Year (in thousands)	$17,452	$24,440	$33,016	$4,789	$7,392
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets (b)(c)	2.07% 1.25% 3.43%	1.65% 1.25% 3.99%	2.88% 1.25% 4.18%	4.06% 1.40% 2.77%	2.00% 1.01%(e) 2.89%(e)
Portfolio Turnover Rate	136.88%	81.99%	13.23%	184.78%	327.01%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

ADAPTIVE HEDGED HIGH INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (f)	Year ended May 31, 2016 (f)
Net Asset Value, Beginning of Year	$9.57	$9.71	$10.09	$9.22	$9.67
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.24 0.02 0.26	0.29 (0.10) 0.19	0.35 (0.40) (0.05)	0.19 0.86 1.05	0.01 (0.26) (0.25)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.23) -- (0.23)	(0.33) -- (0.33)	(0.33) -- (0.33)	(0.18) -- (0.18)	(0.16) (0.04) (0.20)
Net Asset Value, End of Year	$9.60	$9.57	$9.71	$10.09	$9.22
Total Return (a)	2.71%	1.99%	(0.50)%	11.38%	(2.53)%
Net Assets, End of Year (in thousands)	$502	$670	$1,263	$1,515	$850
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(c)	3.07% 2.25% 2.44%	2.65% 2.25% 3.01%	4.54% 2.25% 3.52%	5.48% 2.37% 1.93%	3.00% 2.21%(e) 0.08%(e)
Portfolio Turnover Rate	136.88%	81.99%	13.23%	184.78%	327.01%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) As of February 24, 2017, the “Advisor Class” shares were renamed the “Class C” shares. There were no other changes to this class of shares.

ADAPTIVE TACTICAL ECONOMIC FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$11.84	$13.79	$12.30	$11.00	$12.09
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.08 (0.39) (0.31)	0.09 (0.29) (0.20)	0.02 1.68 1.70	(0.01) 1.31 1.30	(0.00)(e) (0.71) (0.71)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.17) -- (0.17)	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --	-- (0.38) (0.38)
Net Asset Value, End of Year	$11.36	$11.84	$13.79	$12.30	$11.00
Total Return (f)	(2.84)%	(0.55)%	13.87%	11.82%	(5.89)%
Net Assets, End of Year (in thousands)	$15,339	$14,781	$9,562	$9,178	$3,920
Ratios of: Gross Expenses to Average Net Assets (a) Net Expenses to Average Net Assets (a) Net Investment Income (Loss) to Average Net Assets (a)(b)	2.50% 1.25% 0.62%	2.65% 1.25% 0.70%	3.08% 1.25% 0.18%	4.87% 1.41% (0.09)	3.92% 1.20%(d) (0.02)%(d)
Portfolio Turnover Rate	141.55%	159.92%	163.22%	190.49%	173.62%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(e) Less than $0.01 per share.
(f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder redemptions.

ADAPTIVE TACTICAL ECONOMIC FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (e)	Year ended May 31, 2016 (e)
Net Asset Value, Beginning of Year	$11.12	$13.18	$11.88	$10.73	$11.91
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.04) (0.39) (0.43)	(0.03) (0.28) (0.31)	(0.10) 1.61 1.51	(0.12) 1.27 1.15	(0.12) (0.68) (0.80)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.05) -- (0.05)	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --	-- (0.38) (0.38)
Net Asset Value, End of Year	$10.64	$11.12	$13.18	$11.88	$10.73
Total Return (f)	(3.92)%	(1.47)%	12.75%	10.72%	(6.75)%
Net Assets, End of Year (in thousands)	$742	$813	$737	$643	$381
Ratios of: Gross Expenses to Average Net Assets(a) Net Expenses to Average Net Assets(a) Net Investment Income (Loss) to Average Net Assets(a)(b)	3.53% 2.25% (0.33)%	3.67% 2.25% (0.25)%	4.09% 2.25% (0.82)%	5.85% 2.44% (1.06)%	5.25% 2.27%(d) (1.05)%(d)
Portfolio Turnover Rate	141.55%	159.92%	163.22%	190.49%	173.62%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(e) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.
(f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder redemptions.

ADAPTIVE TACTICAL ECONOMIC FUND
Class A Shares
(For a Share Outstanding during the Fiscal Year or Period Ended)
	Year ended May 31, 2020	Period ended May 31, 2019 (h)
Net Asset Value, Beginning of Period	$8.11	$10.00
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized loss on investments Total from Investment Operations	0.04 (0.26) (0.22)	0.02 (0.16) (0.14)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.15) -- (0.15)	(0.04) (1.71) (1.75)
Net Asset Value, End of Period	$7.74	$8.11
Total Return (g)(i)	(2.96)%	(0.18)%(e)
Net Assets, End of Period (in thousands)	$8	$16
Ratios of: Gross Expenses to Average Net Assets(a) Net Expenses to Average Net Assets(a) Net Investment Income (Loss) to Average Net Assets(a)(b)	2.83% 1.50% 0.52%	2.96%(d) 1.50%(d) 0.43%(d)
Portfolio Turnover Rate (f)	141.55%	159.92%(e)
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Annualized.
(e) Not annualized.
(f) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(g) Does not include impact of sales charge.
(h) For a share outstanding during the period from October 18, 2018 (Date of Initial Public Investment) through May 31, 2019.
(i) Includes adjustments in accordance with accounting principles gene4rally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder redemptions.

ADAPTIVE TACTICAL ROTATION FUND

Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016
Net Asset Value, Beginning of Year	$11.61	$13.76	$12.78	$11.26	$12.23
Income (Loss) from Investment Operations Net investment income (loss) (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.06 (0.94) (0.88)	0.13 (0.75) (0.62)	0.09 0.97 1.06	0.08 1.44 1.52	(0.00)(f) (0.66) (0.66)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.33) -- (0.33)	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --	-- (0.31) (0.31)
Net Asset Value, End of Year	$10.40	$11.61	$13.76	$12.78	$11.26
Total Return (a)	(7.98)%	(3.38)%	8.28%	13.50%	(5.41)%
Net Assets, End of Year (in thousands)	$19,027	$71,697	$129,034	$89,872	$81,866
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(c)	0.00%(g) 1.80% 1.25% 0.49%	-- 1.34% 1.25% 1.03%	-- 1.30% 1.25% 0.66%	-- 1.41% 1.40% 0.64%	-- 1.42% 1.26%(e) (0.03)%(e)
Portfolio Turnover Rate	624.45%	379.14%	80.28%	166.56%	633.50%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) Less than $0.01 per share.
(g) Less than 0.01% of net assets.

ADAPTIVE TACTICAL ROTATION FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 (f)	Year ended May 31, 2016 (f)
Net Asset Value, Beginning of Year	$10.91	$13.16	$12.36	$10.99	$12.06
Income (Loss) from Investment Operations Net investment loss (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.06) (0.89) (0.95)	(0.01) (0.71) (0.72)	(0.04) 0.92 0.88	(0.02) 1.39 1.37	(0.11) (0.65) (0.76)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.19) -- (0.19)	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --	-- (0.31) (0.31)
Net Asset Value, End of Year	$9.77	$10.91	$13.16	$12.36	$10.99
Total Return (a)	(8.96)%	(4.35)%	7.10%	12.47%	(6.33)%
Net Assets, End of Year (in thousands)	$1,107	$2,066	$2,713	$2,076	$7,823
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Loss to Average Net Assets(b)(c)	0.00%(g) 2.80% 2.25% (0.53)%	-- 2.34% 2.25% (0.10)%	-- 2.30% 2.25% (0.32)%	-- 2.41% 2.40% (0.14)%	-- 2.41% 2.25%(e) (0.99)%(e)
Portfolio Turnover Rate	624.45%	379.14%	80.28%	166.56%	633.50%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) As of February 24, 2017, the “Advisor Class” Shares were renamed to the “Class C” Shares.  There were no other changes to this class of shares.
(g) Less than 0.01% of net assets.

ADAPTIVE TACTICAL ROTATION FUND

Class A Shares
 (For a Share Outstanding During the Fiscal Year or Period Ended)
	Year ended May 31, 2020	Year ended May 31, 2019	Period ended May 31, 2018 (i)
Net Asset Value, Beginning of Period	$8.42	$10.49	$10.00
Income (Loss) from Investment Operations Net investment loss (f) Net realized and unrealized gain (loss)on investments Total from Investment Operations	0.02 (0.66) (0.64)	0.05 (0.59) (0.54)	(0.02) 0.51 0.49
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.31) -- (0.31)	(0.10) (1.43) (1.53)	-- -- --
Net Asset Value, End of Period	$7.47	$8.42	$10.49
Total Return (c)(g)	(8.17)%	(3.69)%	4.90% (b)
Net Assets, End of Period (in thousands)	$107	$215	$47
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(e)	0.00%(j) 2.05% 1.50% 0.23%	-- 1.59% 1.50% 0.55%	-- 1.61%(a) 1.50%(a) (1.49)%(a)
Portfolio Turnover Rate	624.45%	379.14%	80.28%(b)(h)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Calculated using the average shares method.
(g) Does not include impact of sales charge, if any.
(h) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(i) For a share outstanding during the period from April 2, 2018 (Date of Initial Public Investment) through May 31, 2018.
(j) Les than 0.01% of net assets.

ADDITIONAL INFORMATION

Adaptive Funds
INSTITUTIONAL CLASS SHARES
CLASS C SHARES
CLASS A SHARES

More information about the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders.  The annual reports include discussions of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The Funds’ Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	Adaptive Funds c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22298

APPENDIX A
INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which the shareholder purchases or holds Fund shares.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, Right of Accumulation, and/or Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of accumulation, which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus